UNINCORPOATED ARRANGEMENT	12 Months Ended
Dec. 31, 2022
Joint Arrangements [Abstract]
Unincorporated Arrangement
The Company is a 70% partner in the Côté Gold project, an unincorporated joint venture (“UJV”) formed with SMM to construct and operate the Côté Gold mine. The UJV is governed by the Côté Gold Joint Venture Agreement (“UJV agreement”). The UJV agreement gives the Company and SMM interests and obligations in the underlying assets, liabilities, revenues and expenses.
On December 19, 2022, the Company announced it had entered into an amendment of the UJV agreement with SMM. Under the amended UJV agreement, commencing in January 2023, SMM will contribute certain of the Company's funding obligations to the Côté Gold project that in aggregate are expected to total approximately $340 million over the course of 2023. As a result of SMM funding such amounts, the Company will transfer, in aggregate, an approximate 10% interest in the Côté Gold project to SMM (the "Transferred Interests") as funding is made by SMM, subject to the right for the Company to repurchase the Transferred Interests pursuant to the terms of the UJV agreement (the "Repurchase Option"). The Company will pay a repurchase option fee to SMM on the terms set forth in the UJV agreement, and the Company shall have the right to exercise the Repurchase Option on seven dates between November 30, 2023 and November 30, 2026, to return to its full 70% interest in the Côté Gold project. The Company may exercise its option through the payment of the aggregate amounts advanced by SMM in respect of the Transferred Interests, subject to certain adjustments as set out in the amendment to the UJV agreement relating to the period between initial gold production and commercial production.
Subsequent to December 31, 2022, SMM funded $126.4 million under the funding arrangement, resulting in the Company’s interest in the Côté Gold project being diluted, as calculated by the Company, by 5.0% to 65.0%.